EXHIBIT 10.1





                                 LOAN AGREEMENT

                                     between

                          LORAIN COUNTY PORT AUTHORITY

                                       and

                         UNITED STATES STEEL CORPORATION



                                   $70,000,000
                  Lorain County Port Authority (State of Ohio)
                      Recovery Zone Facility Revenue Bonds
                    (United States Steel Corporation Project)
                                   Series 2010





                          Dated as of December  1, 2010










                                    ARTICLE I
                                   DEFINITIONS
Section 1.01.                               Use of Defined Terms   1
Section 1.02.                                        Definitions   1
Section 1.03.                                     Interpretation   4
Section 1.04.                              Captions and Headings   4
                                   ARTICLE II
                                 REPRESENTATIONS
Section 2.01.        Representations and Covenants of the Issuer   4
Section 2.02.       Representations and Covenants of the Company   5
                                   ARTICLE III
             COMPLETION OF PROJECT FACILITIES; ISSUANCE OF THE BONDS
Section 3.01.                   Completion of Project Facilities   6
Section 3.02.     Issuance of the Bonds; Application of Proceeds   6
Section 3.03.                                    Use of Proceeds   7
Section 3.04.                          Investment of Fund Moneys   7
Section 3.05.                                      Issuer's Fees   7
                                   ARTICLE IV
       LOAN BY ISSUER; REPAYMENT OF THE LOAN INCLUDING ADDITIONAL
       PAYMENTS
Section 4.01.             Loan of Proceeds; Installment Payments   8
Section 4.02.                                Additional Payments   8
Section 4.03.Deposit of Moneys in Bond Fund; Moneys for Purchase
             and Redemption                                        9
Section 4.04.                          Obligations Unconditional   9
Section 4.05.                              Assignment by Company   9
Section 4.06.                               Assignment by Issuer   9
                                    ARTICLE V
                       ADDITIONAL AGREEMENTS AND COVENANTS
Section 5.01.             Lease, Sale or Grant of Use by Company   10
Section 5.02.              Indemnification of Issuer and Trustee   11
Section 5.03.Company Not to Adversely Affect Exclusion From Gross
             Income of Interest on the Bonds                       11
Section 5.04.Company to Maintain its Existence; Mergers or
             Consolidations                                        12
Section 5.05.                                 Reports and Audits   12
Section 5.06.                                          Insurance   13

                                   ARTICLE VI
                           OPTIONS; PREPAYMENT OF LOAN
Section 6.01.                               Options to Terminate   13
Section 6.02.Option to Prepay Upon Extraordinary Optional
             Redemption Under the Indenture                        13
Section 6.03.                                  Actions by Issuer   13
Section 6.04.       Release on Exercise of Option to Prepay Loan   13
                                   ARTICLE VII
                         EVENTS OF DEFAULT AND REMEDIES
Section 7.01.                                  Events of Default   14
Section 7.02.                                Remedies on Default   14
Section 7.03.                                No Remedy Exclusive   15
Section 7.04.                 Agreement to Pay Fees and Expenses   15
Section 7.05.                                          No Waiver   15
Section 7.06.                                  Notice of Default   16
                                  ARTICLE VIII
                                  MISCELLANEOUS
Section 8.01.                                  Term of Agreement   16
Section 8.02.                         Amounts Remaining in Funds   16
Section 8.03.                                            Notices   16
Section 8.04.Extent of Covenants of Issuer; No Personal Liability  16
Section 8.05.                                     Binding Effect   17
Section 8.06.                         Amendments and Supplements   17
Section 8.07.                             Execution Counterparts   17
Section 8.08.                                       Severability   17
Section 8.09.                                      Governing Law   17
Section 8.10.      Further Assurances and Corrective Instruments   17
Section 8.11.                 Issuer and Company Representatives   17
Section 8.12.Immunity of Incorporators, Stockholders, Officers
             and Directors                                         17
Section 8.13.                                   Section Headings   18
EXHIBIT A   PROJECT FACILITIES
EXHIBIT B   FORM OF DISBURSEMENT REQUEST
EXHIBIT C   FORM OF COMPLETION CERTIFICATE


                                 LOAN AGREEMENT


     THIS LOAN AGREEMENT made and entered into as of December 1, 2010, by and between the LORAIN COUNTY PORT AUTHORITY (the "Issuer"), a port authority and political subdivision duly organized and validly existing under the laws of the State of Ohio (the "State"), and UNITED STATES STEEL CORPORATION, a corporation duly organized and existing under and pursuant to the laws of the State of Delaware, and duly qualified to own property and transact business in the State (the "Company"), under the following circumstances summarized in the following recitals (capitalized terms not defined in the recitals being used therein as defined in Article I):

     WHEREAS, pursuant to Section 13 of Article VIII of the Ohio Constitution and the Act, the Issuer has determined to issue, sell and deliver the Bonds and to loan the proceeds derived from the sale thereof to the Company to assist in the financing of the Project to be undertaken by the Company; and

     WHEREAS, the Issuer and the Company each has full right and lawful authority to enter into this Agreement and to do or cause to be done all the acts and things herein or in the Indenture (as hereinafter defined) provided or required to be done by it;

     NOW, THEREFORE, for and in consideration of the premises, the respective representations and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the parties hereto, recognizing that under the Act this Agreement shall not in any way obligate the State or any agency or political subdivision thereof, including, without limitation, the Issuer, to raise any money by taxation or use other public moneys for any purpose in relation to the Project or Project Facilities and that neither the State nor any agency or political subdivision thereof, including, without limitation, the Issuer, shall pay or promise to pay any debt or meet any financial obligation to any Person at any time in relation to the Project or the Project Facilities, except from moneys received or to be received under the provisions of this Agreement or derived from the exercise of the rights of the Issuer hereunder, agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     SECTION 1.01. Use of Defined Terms. In addition to the words and terms defined elsewhere in this Agreement, or by reference to another document, the words and terms set forth in Section 1.02 shall have the meanings set forth therein unless the content or use clearly indicates another meaning or intent. In addition, all capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Indenture.

     Section 1.02. Definitions. The following terms shall have the following meanings:

     "Act" means Sections 4582.21 through 4582.71, inclusive, of the Ohio Revised Code, as enacted and amended from time to time pursuant to Section 13 of Article VIII of the Ohio Constitution.

     "Additional Payments" means payments due hereunder in addition to the Installment Payments.

     "Agreement" means this Loan Agreement as amended or supplemented from time to time.

     "Authorized Company Representative" means any person at the time designated to act on behalf of the Company by written certificate furnished to the Issuer and the Trustee, containing the specimen signature of that person and signed on behalf of the Company by its Secretary or any Assistant Secretary.

     "Bonds" means the Issuer's $70,000,000 Recovery Zone Facility Revenue Bonds (United States Steel Corporation Project), Series 2010, dated December 1, 2010.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Completion Certificate" is the certificate in substantially the form attached hereto as Exhibit C.

     "County" means the County of Lorain, Ohio.

     "Designated Officer" means the Chair, Vice Chair, Executive Director or any other officer designated to act by board action of the Issuer.

       "Event of Default" means any of the events described as an Event of Default in Section 7.01.

     "Holder" or "Holder of a Bond" means the Person in whose name a Bond is registered on the Register.

     "Indenture" means the Trust Indenture, dated as of December 1, 2010, by and between the Issuer and the Trustee.

     "Issuer" has the meaning set forth in the first paragraph of this Agreement.

     "Loan" means the loan of Bond proceeds from the Issuer to the Company as provided in Section 4.01.

     "Notice Address" means:

          (a)  As to the Issuer:

               Lorain County Port Authority
               226 Middle Avenue
               Elyria, OH 44035
               Attention:  Executive Director
               Facsimile No.:  (440) 328-2349

          (b)  As to the Company:

               United States Steel Corporation
               Room 1311
               600 Grant Street
               Pittsburgh, PA  15219-4776
               Attention: Assistant Treasurer-Finance and Risk Management Facsimile No.: (412) 433-4765

          (c)  As to the Trustee:

               The Bank of New York Mellon Trust Company, N.A.
               525 William Penn Place
               38th Floor
               Pittsburgh, PA  15259
               Attention: Corporate Trust Administration
               Facsimile: (412) 236-0870

or such additional or different address, notice of which is given under
Section 8.03.

     "Person" or words importing persons mean any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Project" means the costs of acquiring, constructing, equipping and installing a heat, quench and temper line and finishing steel tubing facility and paying costs of issuance of the Bonds.

     "Project Facilities" means, generally, the heat, quench and temper line and finishing steel tubing facility financed from the proceeds of the Bonds, as such Project Facilities are listed and described on Exhibit A attached hereto.

     "Project Fund" means the Project Fund created under the Indenture.

     "Register" means the books kept and maintained for the registration and transfer of Bonds pursuant to Section 3.06 of the Indenture.

     "Trustee" means The Bank of New York Mellon Trust Company, N.A.

     "Unassigned Issuer's Rights" means all of the rights of the Issuer to receive Additional Payments under Section 4.02 hereof, to be held harmless and indemnified under Section 5.02 hereof, to be reimbursed for fees and expenses under Section 7.04 hereof, to receive notices under Section 8.03 hereof, and to give or withhold consent to amendments, changes, modifications and alterations of the Agreement under Section 8.06 hereof and its right to enforce such rights.

     All other terms used in this Agreement that are defined in the Indenture have the same meanings assigned them in the Indenture unless the context clearly requires otherwise.

     Section 1.03. Interpretation. Unless the context clearly indicates otherwise, the capitalized terms defined in this Article I and in the Indenture, for all purposes of this Agreement and all agreements supplemental hereto, have the meanings hereby ascribed to them. Such terms, together with all other provisions of this Agreement, shall be read and understood in a manner consistent with the provisions of the Act. Words or phrases importing the masculine gender shall be read and understood to include the feminine and neuter genders and those importing number shall include singular or plural, both as appropriate to the context.

     Any reference herein to the Issuer, to its Board of Directors or to any Designated Officer includes entities or officials succeeding to their respective functions, duties or responsibilities pursuant to or by operation of law or lawfully performing their functions.

     Any reference to a section, provision or chapter of the laws of the State or to any statute of the United States of America includes that section, provision or chapter or statute as amended, modified, revised, supplemented or superseded from time to time; provided, that no such amendment, modification or similar change shall apply solely by reason of this provision, if it constitutes in any way an impairment of the rights or obligations of the Issuer, the Holders of the Bonds, the Trustee or the Company under this Agreement.

     Section 1.04. Captions and Headings. The captions and headings in this Agreement are solely for convenience of reference and in no way define, limit or describe the scope or intent of any articles, sections, subsections, paragraphs, subparagraphs or clauses hereof.

                                   ARTICLE II

                                 REPRESENTATIONS

     SECTION 2.01. Representations and Covenants of the Issuer. The Issuer represents and covenants that (a) it is duly organized and validly existing under the Constitution and laws of the State, including the Act; (b) it has duly accomplished all conditions necessary to be accomplished by it prior to the issuance and delivery of the Bonds and the execution and delivery of this Agreement, the Indenture and the Tax Regulatory Agreement; (c) it is not in violation of or in conflict with any provisions of the laws of the State which would impair its ability to carry out its obligations contained in this Agreement, the Indenture or the Tax Regulatory Agreement; (d) it is empowered to enter into the transactions contemplated by this Agreement, the Indenture and the Tax Regulatory Agreement; (e) it has duly authorized the execution, delivery and performance of this Agreement, the Indenture and the Tax Regulatory Agreement; (f) to the best of its knowledge and belief, based upon the information submitted by the Company, and other representations made, information presented and testimony given by the Company, the Bonds will further the public purposes of the Act and of the Issuer; (g) it will do all things in its power in order to maintain its existence or assure the assumption of its obligations under this Agreement, the Indenture and the Tax Regulatory Agreement by any successor public body; and (h) it will execute and deliver to the Trustee and the Company each Disbursement Request (in the form attached hereto as Exhibit B) which is properly presented to the Issuer for approval pursuant to
Section 3.03 hereof.

     Section 2.02. Representations and Covenants of the Company. The Company represents and covenants that:

(a) It is a corporation duly organized and existing under and pursuant to the laws of the State of Delaware. The Company is qualified to do business in the State.

(b) It has full power and authority to execute, deliver and perform its obligations under this Agreement and the Tax Regulatory Agreement and to enter into and carry out the transactions contemplated by those documents; such execution, delivery and performance does not, and will not, violate any provision of law applicable to the Company or the Company's articles of incorporation, code of regulations, bylaws or other corporate charter or similar instrument each as may be amended, and does not, and will not, conflict with or result in a default under any agreement or instrument to which the Company is a party or by which it is bound; this Agreement and the Tax Regulatory Agreement have, by proper action, been duly authorized, executed and delivered by the Company and all steps necessary have been taken to constitute this Agreement and the Tax Regulatory Agreement as valid and binding obligations of the Company.

(c) The provision of financial assistance to be made available to it under this Agreement and the commitments therefor made by the Issuer have assisted the Company in undertaking the transactions contemplated by this Agreement and to thereby locate or continue to locate within the geographical limits of the jurisdiction of the Issuer that business of the Company to be conducted by use of the Project and the Project Facilities and such business will create and preserve jobs and employment opportunities within the County.

(d)  The Project Facilities constitute "recovery zone property" for purposes of
Section 1400U-3 of the Code, and will be located entirely within the "recovery zone" designated by the Issuer and the County pursuant to Section 1400U-1 of the Code.

(e) At the time of issuance of the Bonds to finance the Project and at all times subsequent thereto the Company has complied and will comply with all applicable requirements of the Code and all applicable regulations, rulings and successor laws necessary to ensure that the interest on the Bonds is and will remain exempt from federal income tax.

(f) All of the proceeds of the Bonds will be used exclusively for the governmental purposes of the Bonds in accordance with the spending schedules for gross proceeds of the Bonds set forth in Section 3.02 of the Tax Regulatory Agreement.

(g) Each and all of the representations and warranties of the Company contained in the Tax Regulatory Agreement, as executed and delivered simultaneously with this Agreement, are true and correct.

(h) The Company will comply with the applicable requirements of Rule 15c2-12 as promulgated by the Securities and Exchange Commission and recognizes that the Issuer is not an "obligated person" within the meaning of said Rule.


                                   ARTICLE III

                        COMPLETION OF PROJECT FACILITIES;
                              ISSUANCE OF THE BONDS

     SECTION 3.01.  Completion of Project Facilities/Prevailing Wage.

(a) The Company represents that the Project Facilities will be completed and that the proceeds of the Bonds, including any investment thereof, will be expended in accordance with the provisions of all bond authorization, security and tax regulatory agreements executed in respect of the Bonds and in respect of the installation, operation or use of the Project Facilities. Upon completion of the Project Facilities, the Company shall deliver to the Issuer the Completion Certificate. Upon receipt thereof, the Issuer shall indicate its approval thereon and deliver the Completion Certificate to the Trustee.

(b) All wages paid to laborers and mechanics employed on the Project must be paid at the prevailing rates of wages of laborers and mechanics for the class of work called for by the Project. Wages must be determined in accordance with the requirements of Chapter 4115, Revised Code. If the Company undertakes, however, as part of the Project, construction to be performed by its regular bargaining unit employees who are covered under a collective bargaining agreement which was in existence before the date of this Agreement, then the rate of pay provided under the applicable collective bargaining agreement may be paid to those employees.

(c) To the extent required by Section 4115.032, Revised Code, the Company will comply, and will require compliance by all contractors or subcontractors working on the Project, with all applicable requirements of Sections 4115.03 through 4115.16, Revised Code, including without limitation, obtaining or causing to be obtained, if required, from the Ohio Bureau of Employment Services its determination of the prevailing rates of wages to be paid for the class of work called for by the Project, and ensuring that all contractors and subcontractors receive notification of changes in prevailing wage rates as required under
Section 4115.05, Revised Code. Concurrently with issuance of the Bonds and at such times as the Issuer requests, the Borrower will provide the Issuer with evidence, satisfactory to the Issuer, that there has been compliance with the foregoing agreements.

     Section 3.02. Issuance of the Bonds; Application of Proceeds. To provide funds to make the Loan for the purpose of financing the Project, upon satisfaction of the conditions set forth herein and in the Bond Legislation, the Issuer will issue, sell and deliver the Bonds. The Bonds will be issued in accordance with and pursuant to the Indenture in the aggregate principal amount, will bear interest at the rate or rates, will mature and will be subject to redemption as set forth therein. The Company hereby approves the terms and conditions of the Indenture, and the Bonds, and the terms and conditions under which the Bonds will be issued, sold and delivered.

     Section 3.03. Use of Proceeds. The proceeds from the sale of the Bonds shall be loaned to the Company and paid over to the Trustee for the benefit of the Company and deposited in the Project Fund and used to finance the Project. Each disbursement request shall be on the form attached hereto as Exhibit B, executed by an Authorized Company Representative and approved by the Designated Officer. Subject to the provisions below, disbursements from the Project Fund shall be made only to reimburse or pay the Company, or any person designated by the Company, for the following:

(a) Costs incurred directly or indirectly for or in connection with the acquisition, construction, installation, equipment or improvement of the Project Facilities, including costs incurred in respect of the Project for preliminary planning and studies; architectural, legal, engineering, surveying, accounting, consulting, supervisory and other services; labor, services and materials; and recording of documents and title work;

(b) Subject to the limitations set forth in the Act, financial, legal, accounting, printing and engraving fees, charges and expenses, and all other such fees, charges and expenses incurred in connection with the authorization, sale, issuance and delivery of the Bonds; or

(c) Any other costs, expenses, fees and charges properly chargeable to the cost of the acquisition, construction, installation, equipment or improvement of the Project Facilities and that comply with the Company's representations and warranties in Section 2.02 of this Agreement.

     Section 3.04. Investment of Fund Moneys. At the written direction of an Authorized Company Representative, any moneys held as part of the Trust Estate shall be invested or reinvested by the Trustee in Eligible Investments. Each of the Issuer and the Company hereby covenants that it will restrict any investment and reinvestment and the use of the proceeds of the Bonds in such manner and to such extent, if any, as may be necessary so that the Bonds will not constitute arbitrage bonds under Section 148 of the Code.

     The Company shall provide the Issuer with a certificate of an appropriate officer, employee or agent of or consultant to the Company for inclusion in the transcript of proceedings for the Bonds, setting forth the reasonable expectations of the Company on the date of delivery of and payment for the Bonds regarding the amount and use of the proceeds of the Bonds and the facts, estimates and circumstances on which those expectations are based.

     The Company agrees that at no time shall any funds constituting gross proceeds of the Bonds be issued in any manner to cause or result in a prohibited payment under applicable regulations pertaining to, or in any other fashion as would constitute failure of compliance with, Section 148 of the Code.

     If there is any amount required to be paid to the United States pursuant to
Section 148(f) of the Code, the Company shall pay such amount to the Trustee for deposit to the Rebate Fund created under Section 5.03 of the Indenture, who will submit the payment to the United States.

     Section 3.05. Issuer's Fees. The Company will pay the Issuer's closing fee in the amount of $50,000 and the legal fee of Bond Counsel in the amount of $100,000 on the date of issuance of the Bonds and will pay the Issuer's annual fee, in annual installments, in the amount of $25,000 per year payable (and not subject to refund) commencing on the date the Bonds are issued and thereafter, a like amount on December 1, 2011 and on December 1 of each year thereafter until the payment or defeasance of the Bonds (with no annual fee payable on the maturity date provided that the Bonds are paid on or before such date). The Company will also pay any other administrative expenses incurred in connection with the financing of the Project, and any such additional fees and expenses (including reasonable attorney's fees) incurred by the Issuer or the Trustee in connection with inquiring into, or enforcing, the performance of the Company's obligations hereunder, within 30 days of receipt of a statement from the Issuer requesting payment of such amount.

                                   ARTICLE IV

                      LOAN BY ISSUER; REPAYMENT OF THE LOAN
                          INCLUDING ADDITIONAL PAYMENTS

     SECTION 4.01. Loan of Proceeds; Installment Payments. The Issuer agrees, upon the terms and conditions contained in this Agreement, to lend to the Company the proceeds received by the Issuer from the sale of the Bonds. Such proceeds shall be disbursed to or on behalf of the Company as provided in
Section 3.03.

     On each date on which any payment of principal of or interest on the Bonds shall become due (whether at maturity, or upon redemption or acceleration or otherwise), the Company will pay or cause to be paid to the Trustee, in immediately available funds, an amount which, together with other moneys held by the Trustee under the Indenture and available therefor, will enable the Trustee to make such payment in full in a timely manner ("Installment Payments").

     In furtherance of the foregoing, so long as any Bonds are outstanding, the Company will pay or cause to be paid all amounts required to prevent any deficiency or default in any payment with respect to the Bonds, including any deficiency caused by an act or failure to act by the Trustee, the Company, the Issuer or any other Person.

     The Issuer assigns all amounts payable under this Section by the Company to the Trustee pursuant to the Indenture for the benefit of the Holders of the Bonds. The Company assents to such assignment. Accordingly, the Company will pay directly to the Trustee at its designated office all payments payable by the Company pursuant to this Section.

     Section 4.02. Additional Payments. The Company will also pay the following upon demand after receipt of a bill therefor:

(a) The reasonable and documented out-of-pocket fees and expenses, including reasonable attorneys' fees, of the Issuer incurred in connection with this Agreement, the Indenture, the Tax Regulatory Agreement and the Bonds, and the making of any amendment or supplement thereto, including, but not limited to:

     (i) those described in Section 3.05 (which includes, among other fees and expenses, the fees and expenses associated with the initial drafting, execution and delivery of this Agreement, the Tax Regulatory Agreement and the Bonds),

     (ii) those described in Section 7.04 and (iii) any other payments or indemnification required under Section 5.02.

(b) The fees and expenses of the Trustee under the Indenture, including reasonable attorneys' fees of the Trustee for any services rendered by them under the Indenture, including those described in Section 7.04, and any other payments or indemnification required under Section 5.02, such fees, expenses and payments to be paid directly to the Trustee for its own account as and when such fees and expenses become due and payable.

     The Company further agrees to pay all reasonable and documented out-of-pocket costs and expenses (including reasonable attorneys' fees and expenses) of the Issuer incurred after the initial issuance of the Bonds in the preparation of any responses, reproduction of any documentation or participation in any inquiries, investigations or audits from any Person solely or primarily in connection with the Bonds, including without limitation, the Internal Revenue Service, the Securities Exchange Commission or other governmental agency.

     Section 4.03. Deposit of Moneys in Bond Fund; Moneys for Purchase and Redemption. The Company may at any time deposit moneys in the Bond Fund, without premium or penalty, to be held by the Trustee for application to Installment Payments not yet due and payable, and the Issuer agrees that the Trustee shall accept such deposits when tendered by the Company. Such deposits shall be credited against the Installment Payments, or any portion thereof, in the order of their due dates. In addition, the Company may at any time deliver moneys to the Trustee in addition to such deposits with written instructions to the Trustee to use such moneys for the purpose of making open market purchases of Bonds. Such deposits or such delivery of moneys for Bond purchases shall not in any way alter or suspend the obligations of the Company under this Agreement during the term hereof as provided in Section 8.01.

     In addition, the Company may deliver moneys to the Trustee for use for optional redemption of Bonds pursuant to Sections 6.01 and 6.02 and shall deliver moneys to the Trustee for mandatory redemption of Bonds as required by
Section 4.02(b)(ii) of the Indenture.

     Section 4.04. Obligations Unconditional. The obligations of the Company to make payments required by Sections 4.01, 4.02 and 4.03 of this Agreement and to perform its other agreements contained herein shall be absolute and unconditional, and the Company shall make such payments without abatement, diminution or deduction regardless of any cause or circumstances whatsoever, including, without limitation, any defense (other than payment), setoff, recoupment or counterclaim which the Company may have or assert against the Issuer, the Trustee or any other Person.

     Section 4.05. Assignment by Company. Rights granted to the Company under this Agreement may be assigned in whole or in part by the Company without the necessity of obtaining the consent of the Issuer or the Trustee, subject, however, to each of the following conditions:

(a) unless waived by the Issuer or the Trustee, the Company shall notify the Issuer and the Trustee in writing of the identity of any assignee at least
30 days prior to the effective date of such assignment;

(b) no assignment shall relieve the Company from primary liability hereunder for its obligations hereunder, and the Company shall continue to remain primarily liable for the payment of the Installment Payments and Additional Payments and for performance and observance of the agreements on its part herein provided to be performed and observed by it;

(c) any assignment from the Company must retain for the Company such rights and interests as will permit it to perform its obligations under this Agreement;

(d) the Company shall, within 30 days after execution thereof, furnish or cause to be furnished to the Issuer and the Trustee a true and complete copy of each such assignment; and

(e) any assignment from the Company shall not materially impair fulfillment of the purposes to be accomplished by operation of the Project Facilities as a project, the financing of which is permitted under the Act.

     Section 4.06. Assignment by Issuer. The Issuer will assign its rights under and interest to this Agreement (except for the Unassigned Issuer's Rights) to the Trustee pursuant to the Indenture as security for the payment of the Bonds. Otherwise, the Issuer will not sell, assign or otherwise dispose of its rights under or interest in this Agreement nor create or permit to exist any lien, encumbrance or security interest thereon.

                                    ARTICLE V

                       ADDITIONAL AGREEMENTS AND COVENANTS

     SECTION 5.01. Lease, Sale or Grant of Use by Company. Subject to the provisions of Section 5.03, the Company may lease, sell or grant the right to occupy and use the remaining Project Facilities, in whole or in part, to others, provided that:

(a) no such grant, sale or lease shall relieve the Company from its obligations under this Agreement;

(b) the Company shall retain such rights and interests as will permit it to comply with its obligations under this Agreement; and

(c)  no such grant, sale or lease shall impair the purposes of the Act.

     Section 5.02. Indemnification of Issuer and Trustee. The Company agrees that the Issuer and the Trustee and the members, officers, and employees, thereof shall not be liable for and the Company covenants and agrees to protect, exonerate, defend, indemnify and save the Issuer and the members, officers, and employees, thereof and the Trustee, its officers and employees, harmless from and against (a) any and all costs, damages or liabilities which may arise out of the issuance of the Bonds or arising from any breach or default on the part of the Company to be performed pursuant to the terms of this Agreement and (b) all reasonable costs, counsel fees, expenses and liabilities incurred in or about the defense of any such claims or actions or proceedings brought thereon. The Company may, at its cost and in its name or in the name of the Issuer, prosecute or take any other action involving third persons which the Company deems necessary in order to ensure or protect the Company's rights under this Agreement; in such event, the Issuer will reasonably cooperate with the Company, but at the sole expense of the Company.

     The Company agrees to indemnify the Trustee and the Issuer for and to hold each of them harmless against all liabilities, claims, court costs and reasonable and documented out-of-pocket expenses (including reasonable and documented fees and expenses of counsel necessary in defending against the same) incurred without gross negligence or willful misconduct on the part of the Trustee or the Issuer, as applicable, on account of any action taken or omitted to be taken by the Trustee or the Issuer, as applicable, in accordance with the terms of this Agreement, the Bonds or the Indenture or any action taken at the request of or with the consent of the Company, including the costs and expenses of the Trustee and the Issuer in defending itself against any such claim, action or proceeding brought in connection with the exercise or performance of any of its powers or duties under this Agreement, the Bonds or the Indenture.

     In case any action or proceeding is brought against the Issuer or the Trustee in respect of which indemnity may be sought hereunder, the party seeking indemnity shall promptly (but in any event within 15 days of receipt of service) give notice of that action or proceeding to the Company enclosing copies of all papers served, and the Company upon receipt of that notice shall have the obligation and the right to assume the defense of the action or proceeding; provided, that failure of a party to give that notice shall not relieve the Company from any of its obligations under this Section unless that failure materially prejudices the defense of the action or proceeding by the Company.
At its own expense, an indemnified party may employ separate counsel and participate in the defense. The Company shall not be liable for any settlement made without its consent.

     Notwithstanding anything contained herein to the contrary, the Company shall not be obligated to indemnify or hold harmless the Issuer or the Trustee, or their respective members, officers and employees for their gross negligence or willful misconduct.

     The foregoing indemnification is intended to and shall include the indemnification of all affected officials, directors, trustees, officers and employees of the Issuer and the Trustee, respectively. That indemnification is intended to and shall be enforceable by the Issuer and the Trustee, respectively, to the full extent permitted by law.

     Section 5.03. Company Not to Adversely Affect Exclusion From Gross Income of Interest on the Bonds. The Company hereby represents that it has taken and caused to be taken, and covenants that it will take and cause to be taken, all actions that may be required of it, alone or in conjunction with the Issuer, for the interest on the Bonds to be and to remain excludable from gross income for federal income tax purposes, and represents that it has not taken or permitted to be taken on its behalf, and covenants that it will not take or permit to be taken on its behalf, any action that would adversely affect such excludability under the provisions of the Code.

     The Company also covenants that it will restrict the investment and reinvestment and the use of the proceeds of the Bonds in such manner and to such extent, if any, as may be necessary so that the Bonds will not constitute arbitrage bonds under Section 148 of the Code.

     The Company hereby covenants that on or before the ninetieth day following the date any of the Project Facilities are no longer being operated as qualifying exempt facilities under the Code (unless such facilities have simply ceased to be operated), or such later date as provided in the Indenture, the Company shall cause a related amount of Bonds to be redeemed pursuant to the Mandatory Redemption provision of the Bonds.

     Section 5.04. Company to Maintain its Existence; Mergers or Consolidations. The Company covenants that it will not merge or consolidate with any other legal entity or sell or convey all or substantially all of its assets to any other legal entity, except that the Company may merge or consolidate with, or sell or convey all or substantially all of its assets to any other legal entity, provided that (a) the Company shall be the continuing legal entity or the successor legal entity (if other than the Company) shall be a legal entity organized and existing under the laws of the United States of America or a state thereof and such legal entity shall expressly assume the due and punctual payment of the Installment Payments hereunder in order to ensure timely and proper payment of the principal of and interest on all the Bonds, according to their tenor, and the due and punctual performance and observance of all the covenants and conditions of this Agreement to be performed by the Company and (b) the Company or such successor legal entity, as the case may be, shall not, immediately after such merger or consolidation, or such sale or conveyance, be in default in the performance of any such covenant or condition and no event which with the lapse of time, the giving of notice or both would constitute an Event of Default under Section 7.01 shall have occurred and be continuing.

     In case any such consolidation, merger, sale or conveyance and upon the assumption by the successor legal entity of the obligations under this Agreement and on the Bonds in accordance with the foregoing, such successor legal entity shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as a party hereto, and the Company shall thereupon be relieved of any further obligations or liabilities hereunder and upon the Bonds and the Company as the predecessor legal entity may thereupon or at any time thereafter be dissolved, wound-up or liquidated.

     Section 5.05. Reports and Audits. The Company shall as soon as practicable, but in no event later than six months after the end of each of its fiscal years, file with the Trustee and the Issuer audited financial statements of the Company prepared as of the end of such fiscal year; provided that the Company may satisfy this requirement by its filing of such information with the Securities and Exchange Commission (www.sec.gov) and the Municipal Securities Rulemaking Board (www.emma.msrb.org) in accordance with their respective filing requirements.

     Section 5.06. Insurance. The Company shall maintain, or cause to be maintained, insurance covering such risks and in such amounts as is customarily carried by similar industries as the Company, and which insurance may be, in whole or in part, self-insurance.

                                   ARTICLE VI

                           OPTIONS; PREPAYMENT OF LOAN

     SECTION 6.01. Options to Terminate. The Company shall have, and is hereby granted, an option to prepay and terminate the Loan, upon satisfaction of the following conditions at any time prior to full payment of the Bonds (or provision for payment thereof having been made in accordance with the provisions of the Indenture) (a) in accordance with Article IX of the Indenture, by paying to the Trustee an amount which, when added to the amount on deposit in the funds established under the Indenture and available therefor, will be sufficient to pay, retire and, pursuant to the Indenture, redeem all the outstanding Bonds in accordance with the provisions of the Indenture (including, without limiting the generality of the foregoing, principal of and interest to maturity or the earliest applicable redemption date, as the case may be, and expenses of redemption and the Trustee's fees and expenses due hereunder or under the Indenture), and in case of redemption making arrangements satisfactory to the Trustee for the giving of the required notice of redemption,
(b) by giving the Issuer notice in writing of such termination and (c) by making full payment of Additional Payments due under Section 4.02; thereafter such termination shall forthwith become effective.

     Any prepayment pursuant to this Section 6.01 shall either comply with the provisions of Article IX of the Indenture or result in redemption of the Bonds within 90 days of the date of prepayment.

     Section 6.02. Optional Redemption and Option to Prepay Upon Extraordinary Optional Redemption Under the Indenture. On or after December 1, 2020, the Company has the option to prepay the Loan, in whole or in part, and thereby cause the redemption of the Bonds on the terms and conditions set forth in Section 4.02(a) of the Indenture. The Company shall also have the option, upon the occurrence of certain extraordinary circumstances described therein, to prepay the Loan in whole or in part upon the terms and conditions set forth in Section 4.02(b)(i) of the Indenture.

     Section 6.03. Actions by Issuer. At the request of the Company or the Trustee, the Issuer shall take all steps required of it under the applicable provisions of the Indenture or the Bonds to effect the redemption of all or a portion of the Bonds pursuant to this Article VI; provided that, in such event, the Company shall reimburse the Issuer for its reasonable expenses, including attorneys' fees, incurred in complying with such request.

     Section 6.04. Release on Exercise of Option to Prepay Loan. Upon the payment of all amounts due hereunder pursuant to any option to prepay the Loan granted in this Agreement, the Issuer shall upon receipt of the prepayment, deliver to the Company, if necessary, a release from the Trustee of the lien of the Indenture.
                                   ARTICLE VII

                         EVENTS OF DEFAULT AND REMEDIES

     SECTION 7.01. Events of Default. Each of the following shall be an Event of Default:

(a)  The Company shall fail to pay the amounts required to be paid under
Section 4.01 or 4.02 on the date specified therein.

(b) Failure by the Company to observe and perform any covenant, condition or agreement on its part to be observed or performed, other than as referred to in
Section 7.01(a), (other than certain representations, warranties and covenants regarding various matters relating to the federal tax status of the Bonds or with respect to prevailing wage requirements) for a period of 60 days after written notice specifying such failure and requesting that it be remedied shall have been given to the Company by the Issuer or the Trustee, unless the Issuer and the Trustee shall agree in writing to an extension of such time prior to its expiration; provided, however, if the failure stated in the notice cannot be corrected within the applicable period, it shall not constitute an Event of Default if corrective action is instituted by the Company within the applicable period and is being diligently pursued until the default is corrected.

(c) The dissolution or liquidation of the Company or the voluntary initiation by the Company of any proceeding under any federal or state law relating to bankruptcy, insolvency, arrangement, reorganization, readjustment of debt or any other form of debtor relief, or the initiation against the Company of any such proceeding which shall remain undismissed for 60 days, or failure by the Company to promptly have discharged any execution, garnishment or attachment of such consequence as would materially impair the ability of the Company to carry on its operations, or assignment by the Company for the benefit of creditors, or the entry by the Company into an agreement of composition with creditors or the failure generally by the Company to pay its debts as they become due.

(d)  The occurrence of an Event of Default as defined in the Indenture.

     Section 7.02. Remedies on Default. Whenever an Event of Default shall have happened and be existing, any one or more of the following remedial steps may be taken:

(a) if acceleration of the principal amount of the Bonds has been declared pursuant to Section 7.03 of the Indenture, the Trustee shall declare all Installment Payments to be immediately due and payable, whereupon the same shall become immediately due and payable; or

(b) the Issuer or the Trustee may pursue all remedies now or hereafter existing at law or in equity to collect all amounts then due and thereafter to become due under this Agreement or to enforce the performance and observance of any other obligation or agreement of the Company under those instruments.

     Notwithstanding the foregoing, the Trustee shall not be obligated to take any step that in its reasonable opinion will or might cause it to expend time or money or otherwise incur liability unless and until a satisfactory indemnity bond has been furnished to the Trustee at no cost or expense to it. Any amounts collected pursuant to action taken under this Section (except for amounts payable directly to the Issuer or the Trustee pursuant to Section 4.02, 5.02 or 7.04) shall be paid into the Bond Fund and applied in accordance with the provisions of the Indenture or, if the outstanding Bonds have been paid and discharged in accordance with the provisions of the Indenture, shall be paid as provided in Section 9.01 of the Indenture for transfers of remaining amounts in the Bond Fund.

     The provisions of this Section are subject to the further limitation that the rescission by the Trustee of its declaration that all of the Bonds are immediately due and payable also shall constitute an annulment of any corresponding declaration made pursuant to paragraph (a) of this Section and a waiver and rescission of the consequences of that declaration and of the Event of Default with respect to which that declaration has been made, provided that no such waiver or rescission shall extend to or affect any subsequent or other default or impair any right consequent thereon.

     Violation of or non-compliance with any prevailing wage requirement (whether set forth in this Agreement or by statute, rule or law or otherwise) shall have the consequences and remedies as set forth by statute, rule or law or otherwise.

     Section 7.03. No Remedy Exclusive. No remedy conferred upon or reserved to the Issuer or the Trustee by this Agreement is intended to be exclusive of any other available remedy or remedies, but each and every remedy shall be cumulative and shall be in addition to every other remedy given under this Agreement, now or hereafter existing at law, in equity or by statute. No delay or omission to exercise any right or power accruing upon any default shall impair that right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Issuer or the Trustee to exercise any remedy reserved to it in this Article, it shall not be necessary to give any notice, other than any notice required by law or for which express provision is made herein.

     Section 7.04. Agreement to Pay Fees and Expenses. If an Event of Default should occur and the Issuer or the Trustee should incur expenses, including attorneys' fees, in connection with the enforcement of this Agreement or the collection of sums due thereunder, the Company shall reimburse the Issuer and the Trustee, as applicable, for the reasonable expenses so incurred upon demand.

     Section 7.05. No Waiver. No failure by the Issuer or the Trustee to insist upon the performance by the Company of any provision hereof shall constitute a waiver of their right to performance and no express waiver shall be deemed to apply to any other existing or subsequent right to remedy the failure by the Company to observe or comply with any provision hereof.

     Section 7.06. Notice of Default. The Company shall notify the Trustee immediately and in writing if it becomes aware of the occurrence of any Event of Default hereunder or of any fact, condition or event which, with the giving of notice or passage of time or both, would become an Event of Default.

                                  ARTICLE VIII

                                  MISCELLANEOUS

     SECTION 8.01. Term of Agreement. This Agreement shall be and remain in full force and effect from the date of issuance of the Bonds until such time as all of the Bonds shall have been fully paid (or provision made for such payment) pursuant to the Indenture and all other sums payable by the Company under this Agreement shall have been paid, except for obligations of the Company under Section 4.02, 5.02 and 7.04, which shall survive any termination of this Agreement.

     Notwithstanding any termination of this Agreement, any payment of any or all of the Bonds or any discharge of the Indenture, if Bonds are redeemed pursuant to the mandatory redemption upon determination of taxability as to the Bonds, the Company shall pay all additional amounts required to be paid under
Section 4.02 of the Indenture at the time provided therein.

     Section 8.02. Amounts Remaining in Funds. Any amounts in the Bond Fund remaining unclaimed by the Holders of the Bonds (whether at stated maturity, by redemption or pursuant to any mandatory sinking fund requirements or otherwise), shall be deemed to belong to and shall be paid, to the proper party pursuant to applicable escheat laws. Further, any other amounts remaining in the Bond Fund and any other special fund for accounts created under this Agreement or the Indenture after all of the outstanding Bonds shall be deemed to have been paid and discharged under the provisions of the Indenture and all other amounts required to be paid under this Agreement and the Indenture have been paid, shall be paid to the Company to the extent that those moneys are in excess of the amounts necessary to effect the payment and discharge of the outstanding Bonds.

     Section 8.03. Notices. All notices, certificates, requests or other communications hereunder shall be in writing and shall be deemed to be sufficiently given when received or upon refusal of delivery at the applicable Notice Address. The Issuer, the Company or the Trustee may, by providing written notice to each other, designate any further or different addresses to which subsequent notices, certificates, requests or other communications shall be sent.

     Section 8.04. Extent of Covenants of Issuer; No Personal Liability. All covenants, obligations and agreements of the Issuer contained in this Agreement or the Indenture shall be effective to the extent authorized and permitted by applicable law. No such covenant, obligation or agreement shall be deemed to be a covenant, obligation or agreement of any present or future member, trustee, officer, agent or employee of the Issuer in other than his official capacity, and no official executing the Bonds shall be liable personally on the Bonds or be subject to any personal liability or accountability by reason of the issuance thereof or by reason of the covenants, obligations or agreements of the Issuer contained in this Agreement or in the Indenture.

     Section 8.05. Binding Effect. This Agreement shall inure to the benefit of and shall be binding in accordance with its terms upon the Issuer, the Company and their respective permitted successors and assigns.

     Section 8.06. Amendments and Supplements. Except as otherwise expressly provided in this Agreement or the Indenture, subsequent to the issuance of the Bonds and prior to all conditions provided for in the Indenture for release of the Indenture having been met, this Agreement may not be effectively amended, changed, modified, altered or terminated except in accordance with the provisions of Article XI of the Indenture, as applicable.

     Section 8.07. Execution Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be regarded as an original and all of which shall constitute but one and the same instrument.

     Section 8.08. Severability. If any provision of this Agreement, or any covenant, obligation or agreement contained herein is determined by a court to be invalid or unenforceable, that determination shall not affect any other provision, covenant, obligation or agreement, each of which shall be construed and enforced as if the invalid or unenforceable portion were not contained herein. That invalidity or unenforceability shall not affect any valid and enforceable application thereof, and each such provision, covenant, obligation or agreement shall be deemed to be effective, operative, made, entered into or taken in the manner and to the full extent permitted by law.

     Section 8.09. Governing Law. This Agreement shall be deemed to be a contract made under the laws of the State and for all purposes shall be governed by and construed in accordance with the laws of the State.

     Section 8.10. Further Assurances and Corrective Instruments. The Issuer and the Company agree that they will, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such supplements hereto and such further instruments as may reasonably be required for the further assurance, correction or performance of the expressed intention of this Agreement.

     Section 8.11. Issuer and Company Representatives. Whenever under the provisions of this Agreement the approval of the Issuer or the Company is required or the Issuer or the Company is required to take some action at the request of the other, such approval or such request shall be given for the Issuer by a Designated Officer and for the Company by an Authorized Company Representative. The Trustee shall be authorized to act on any such approval or request.

     Section 8.12. Immunity of Stockholders, Officers and Directors. No recourse under or upon any obligation, covenants or agreement contained in this Agreement or in any agreement supplemental hereto, or in the Bonds, or because of any indebtedness evidenced thereby, shall be had against any stockholder, member, officer or director, as such, past, present or future, of the Company or of any predecessor or, subject to Section 5.04 hereof, successor legal entity, either directly or through the Company or any predecessor or successor legal entity, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Bonds by the Holders thereof and as part of the consideration for the issuance of the Bonds.

     Section 8.13. Section Headings. The table of contents and headings of the various articles and sections of this Agreement are for convenience of reference only and shall not modify, define or limit any of the terms or provisions hereof. References to article and section numbers are references to sections in this Agreement unless otherwise indicated.

     IN WITNESS WHEREOF, the Issuer and the Company have caused this Agreement to be duly executed in their respective names, all as of the date hereinbefore written.

ATTEST:                          LORAIN COUNTY PORT AUTHORITY



/s/ Frank DeTillio               By/s/ Glen W. Wilson
___________________              _____________________
Secretary                        Executive Director





                                 UNITED STATES STEEL CORPORATION



                                 By /s/ L. T. Brockway
                                 ______________________
                                 Title Vice President &
                                 Treasurer


























                       [SIGNATURE PAGE TO LOAN AGREEMENT]



                          FISCAL OFFICER'S CERTIFICATE


The undersigned, fiscal officer of the Issuer, hereby certifies that the moneys required to meet the obligations of the Issuer during the fiscal year 2010 under the Agreement have been lawfully appropriated by the Board of Directors of the Issuer for such purposes and are in the treasury of the Issuer or in the process of collection to the credit of an appropriate fund, free from any previous encumbrances. This Certificate is given in compliance with Section 5705.41 and 5705.44, Ohio Revised Code.



Dated:  December 1, 2010           /s/  Frank DeTillio
                                   ____________________
                                   Secretary


                                    EXHIBIT A

                               PROJECT FACILITIES


Lorain Quench and Temper
Project Facilities



Anticipated Commitments

Item Description

Equipment
Q&T/Heat Treat Line
Straightener
NDT Equipment
Material Handling
Standard API Threaders
Facers
Coupling Starter/Screw-on
Hydrotester
Thread Protector Appliers
Grade Comparer
Overhead Cranes for Billet
Relo.

Installation
Civil/Mechanical/Electrical
Installation
Building Painting
Spoils Management
Rail Extensions
Utilities Demolition

Engineering and Project
Development
Development and Detail
Process Engineering
Process Control System
Development
Other Project Development
Costs





Anticipated Commitments

Item Description

Equipment
Premium CNC Threaders
Active Field SEA
Weigh/Measure/Stencil
Cut-off Saws
UV Coater
Crane Modifications
Process Control Equipment
Electrical Equipment
Operating Spares
Vendor Training

Installation
Billet Relocation Upgrades

Engineering
Process Control/Integration
Design
Engineering - Startup and
Commissioning
Engineering - Construction
Management


                                    EXHIBIT B

                          FORM OF DISBURSEMENT REQUEST


Statement No. ____Requesting Disbursement of Funds From Project Fund Pursuant to
                   Section 3.03 of the Loan Agreement between
        Lorain County Port Authority and United States Steel Corporation

     Pursuant to Section 3.03 of the Loan Agreement (the "Agreement") between the Lorain County Port Authority (the "Issuer") and United States Steel Corporation (the "Company") dated December 1, 2010, the undersigned Authorized Company Representative hereby requests and authorizes The Bank of New York Mellon Trust Company, N.A., a national banking association organized and existing under the laws of the United States of America and qualified to exercise corporate trust powers in the State of Ohio, as trustee (the "Trustee") under the Trust Indenture, dated as of December 1, 2010 (the "Indenture"), by and between the Issuer and the Trustee, to pay to the Company or to the person(s) listed on the Disbursement Schedule, if any, attached hereto out of the moneys deposited in Project Fund (as established pursuant to the Indenture) the aggregate sum of $__________ to reimburse the Company in full, or to pay such person(s) as indicated in any Disbursement Schedule for the advances, payments and expenditures made by it in connection with the Project.
Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.

     In connection with the foregoing request and authorization, the undersigned hereby certifies that:

     (a) Each item for which disbursement is requested hereunder is properly payable out of the Project Fund in accordance with the terms and conditions of the Agreement and none of those items has formed the basis or any disbursement heretofore made from the Project Fund.

     (b) This statement and all exhibits hereto, including the Disbursement Schedule, shall be conclusive evidence of the facts and statements set forth herein and shall constitute full warrant, protection and authority to the Trustee for its actions taken pursuant hereto.

     (c) This statement constitutes the approval of the Company of each disbursement hereby requested and authorized.

     This ____ day of ______, 20___.

                                   ___________________________________
                                   Authorized Company  Representative




                              CERTIFICATE OF ISSUER

     In accordance with Section 3.03 of the Agreement, the written approval of the Issuer is hereby evidenced by the signature of the Designated Officer in reliance on the certifications of the Company as set forth above.


                              LORAIN COUNTY PORT AUTHORITY


                              Approved By:_________________________
                              Print Name:__________________________
                              Title:_______________________________


                                    EXHIBIT C

                         FORM OF COMPLETION CERTIFICATE


     Pursuant to Section 3.01(a) of the Loan Agreement, dated as of December 1, 2010 (the "Agreement"), between Lorain County Port Authority (the "Issuer") and United States Steel Corporation (the "Company"), the undersigned hereby certifies to the Issuer and to the Trustee (with all capitalized terms used and not otherwise defined herein having the meaning set forth in the Agreement) the following:

(i)  the Project was substantially completed on or about __________, 2011,

(ii) that all other facilities necessary in connection with the Project have been acquired, constructed, installed, equipped and improved,

(iii) _________ shall be retained in the Project Fund for the payment of costs of the Project not yet due or for liabilities which the Company is contesting or which otherwise should be retained ____________ [explain the reasons such amounts are being contested or should be retained.]

(iv) other than the amounts referred to in (v) above, of the remaining balance in the Project Fund:
                    (A) $_____________ is being used to acquire, construct, install, equip and improve such additional personal property in connection with the Project Facilities; and/or

                    (B) $_____________ shall be paid into the Bond Fund to be applied to pay the interest component of Bond Service Charges on the next Interest Payment Date (and the Company is hereby requesting, and by signature below the Issuer is hereby approving, a credit against the obligations of the Company to make Installment Payments equal to the amount of moneys so transferred from the Project Fund).

     Attached hereto is such evidence and the Opinion of Bond Counsel as are required by the Indenture, if any.



     This ____ day of ______, 20___.

                                   ___________________________________
                                   Authorized Company  Representative



                              CERTIFICATE OF ISSUER

     In accordance with Section 3.01 of the Agreement, the written approval of the Issuer is hereby evidenced by the signature of the Designated Officer in reliance on the certifications of the Company as set forth above.


                              LORAIN COUNTY PORT AUTHORITY


                              Approved By:_________________________
                              Print Name:__________________________
                              Title:_______________________________